This presentation includes forward-looking statements which reflect the Company’s current views with respect to future events and financial performance, but involve uncertainties that could
significantly impact results. The Private Securities Litigation Reform
Act of 1995 provides a “safe harbor” for such forward-looking statements.

Company Profile
▪ Leading niche-oriented global provider of solutions and
 products for product recovery, pollution control, and fluid handling applications
▪ Diverse, synergistic product offering
▪ Strong global brand recognition
▪ Approximately 40% of sales derived from recurring parts
 and consumables sales
Met-Pro: Protecting our environment while serving
business and industry around the world

NYSE: MPR

*Excluding gain on sale of real estate in FY 2008.
Overview
▪ FY 2009 was one of the best years in the Company’s history despite a weak economic environment
▪ Record earnings*
 – Strong Balance Sheet
▪ Expanding gross margins, operating margins
▪ Bookings in 2009 of $101.8M, up 9% from 2008
▪ Recognized for third consecutive year as one of America’s
 “200 Best Small Companies” by Forbes Magazine

*Excluding gain on sale of real estate in FY 2008.
Investment Highlights
▪ Record FYE 2009 earnings*
▪ Strong balance sheet
▪ Brand recognition driving global expansion
▪ Growing base of installed equipment creating recurring
 demand for parts and consumables ~ 40% of sales
▪ Improved efficiencies, product mix, scale economies
 driving margin expansion
▪ Outsourcing minimizes growth constraints and reduces
 risks during down turns
▪ Experienced Management/Independent Board of Directors
▪ Dividend paid for 34 consecutive years

To consistently produce quality products,
efficiently and on time while maintaining
honesty, integrity and ethics in all aspects
of our business and treating each
employee with dignity and respect.
Core Values

Promote a challenging and innovative
workplace that fosters creation of superior,
environmentally sound products, services
and solutions allowing our customers
to meet the needs of their businesses,
enabling Met-Pro Corporation to grow and
prosper, and providing long term
sustainable value for our shareholders.
Purpose

To capitalize on global niche-oriented growth
opportunities through geographic expansion,
new product introductions, and accretive
acquisitions and/or technology licensing.
Strategy

Product Recovery/
Pollution Control
48.3%
Filtration/
Purification
11.5%
Fluid Handling
29.4%
Mefiag
Filtration
10.8%
2009 Sales
Businesses

International
▪ Countries around the globe
 continue to invest in
 expanding their industrial
 infrastructure
▪ Expanding International
 Sales/Marketing
 Organization to capitalize on
 global opportunities
FY 2008
FY 2009
25.7%
International
Sales
74.3%
U.S. Sales
71.7%
U.S. Sales
28.3%
International
Sales

Europe
35.7%
Asia
19.5%
Canada
17.1%
Africa &
Middle East
15.5%
Other
12.2%
International Sales
International Sales

Customers & Major Markets
▪ Over 8,000 active customers

 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
▪ Major markets include:

 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

Products from Single Units…
Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust
Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals

…to Large, Complex Systems
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Bag Houses
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

Growth Drivers
▪ Global growth of “green”
   manufacturing processes
 – Reduce costs
 – Reduce energy
 – Improve manufacturing performance
 – Meet increasing
 regulatory requirements
▪ Focus on niche markets
 – Limited competition
 – International brand recognition
▪ MRO, upgrade and retro-fit opportunities
   from expanding installed base
▪ New markets
 – Geographic expansion
 – New product introductions
 – Acquisitions and/or
 technology licensing

New Products
▪ Upgraded AroBIOS® biological scrubber product line
▪ Introduced new line of nano-filtration products
▪ Continued expansion of “All FRP” sealless
   pump line
▪ Introduced new energy-saving laboratory exhaust
   control system
▪ Developed Cantor corrosion monitoring device
▪ Introduced FountainClear™ filter

Growth Strategies
▪ Increase penetration in existing markets
▪ Expand geographic reach
▪ Globally penetrate new markets
▪ New product development
 – Especially products with recurring
    revenue opportunities
▪ Strategic acquisitions and technology
   licensing agreements
▪ Global sourcing
▪ Strong customer focus

Margin Improvement Strategies
▪ Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales

Sales

Gross Margins

Operating Margin

Diluted EPS

Cash Flow From Operations

LTD
01/31/09
Total
Assets
Shareholders
Equity
Cash
$3.8
$104.8
$78.8
$21.8
($ Millions)
Quarterly Dividend Rate $0.06/share
$1.49 per
share
Strong Financial Condition

*Excluding gain on sale of real estate in FY 2008.
Summary
▪ Record earnings and over $100 million in sales
 for 2nd consecutive year*
▪ Strong balance sheet
▪ International brand recognition driving global
 expansion
▪ Growing base of installed equipment creates
 recurring demand for parts and consumables ~
 40% of sales
▪ Improved efficiencies, product mix, scale
 economies driving margin expansion